UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
  ___________________________________
Filed by the Registrant   ☒                            Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Carter's, Inc.
(Name of Registrant as Specified In Its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

carter's®

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 14, 2025 For Stockholders of record as of March 20, 2025

Carter's, Inc.

Annual Meeting of Stockholders

Wednesday, May 14, 2025 1:00 PM, Eastern Time

Meeting to be held via the Internet- please visit http://www.proxydocs.com/CRI

You must register to attend the meeting online and/or participate at www.proxydocs.com/CRI

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CRI

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 5, 2025.

To order paper materials, use one of the following methods.

Internet:
www.investorelections.com/CRI

Call:
1-866-648-8133

Email:
paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved carter's®

Carter's, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL
1.	Election of 11 nominated directors.
	1.01 Rochester Anderson, Jr.
	1.02 Jeffrey H. Black
	1.03 Hali Borenstein
	1.04 Luis Borgen
	1.05 Jevin S. Eagle
	1.06 Mark P. Hipp
	1.07 William J. Montgoris
	1.08 Douglas C. Palladini
	1.09 Stacey S. Rauch
	1.10 Gretchen W. Schar
	1.11 Stephanie P. Stahl
2.	Advisory approval of compensation of our named executive officers.
3.	Ratification of appointment of PricewaterhouseCoopers LLP as Carter's independent registered public accounting firm for fiscal 2025.
4.	In addition, at the Annual Meeting we will conduct any other business that may properly come before the meeting.